Exhibit 3(g)(i)
Certificate of Amendment to Certificate of Formation
of
CEMPRUS, LLC
          It is hereby certified that:
          1. The name of the limited liability company (hereinafter called the “limited liability company”) is CEMPRUS, LLC
          2. The certificate of formation of the limited liability company is hereby amended by striking out the statement relating to the limited liability company’s registered agent and registered office and by substituting in lieu thereof the following new statement:
“The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.”
Executed on 21 May 2004.

/s/ Fred Prifty
Name:	Fred Prifty
Title:	Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:58 PM 06/15/2004
FILED 11:32 AM 06/15/2004
SRV 040439753 — 3468735 FILE

AMENDED AND RESTATED CERTIFICATE OF FORMATION
OF
PARCERA, LLC
     PARCERA, LLC, a Delaware limited liability company (hereinafter called the “Company”), pursuant to Section 18-208 of the Delaware Limited Liability Company Act, does hereby certify:
     1. The date of filing of the original Certificate of Formation of the Company was December 13, 2001.
     2. The original name of the Company was “DNCP Acquisition, LLC.”
     3. An Amended and Restated Certificate of Formation was filed on January 22, 2002, changing the name of the Company to “DNCP Solutions, LLC.”
     4. An Amended and Restated Certificate of Formation was filed on July 26, 2002. changing the name of the Company to “Parcera, LLC.”
     5. The Certificate of Formation of the Company is hereby amended and restated to read in its entirety as follows:
     FIRST. The name of the limited liability company is Cemprus, LLC.
     SECOND. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street. Wilmington, New Castle County, Delaware 19801. The name of the registered agent at such address is The Corporation Trust Company.
     IN WITNESS WHEREOF, the undersigned has duly executed this Amended and Restated Certificate of Formation on behalf of the Company on September 10, 2002.

By:	/s/ Eva M. Kalawski
Eva M. Kalawski
Manager

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:00 PM 09/10/2002
020564449 — 3468735

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:30 PM 07/26/2002
020481082 — 3468735
AMENDED AND RESTATED CERTIFICATE OF FORMATION
OF
DNCP SOLUTIONS, LLC
     DNCP SOLUTIONS, LLC, a Delaware limited liability company (hereinafter called the “Company”), pursuant to Section 18-208 of the Delaware Limited Liability Company Act, does hereby certify:
     1. The date of filing of the original Certificate of Formation of the Company was December 13, 2001.
     2. The original name of the Company was “DNCP Acquisition, LLC.”
     3. An Amended and Restated Certificate of Formation was filed on January 22, 2002, changing the name of the Company to “DNCP Solutions, LLC.”
     4. The Certificate of Formation of the Company is hereby amended and restated to read in its entirety as follows:
     FIRST. The name of the limited liability company is Parcera, LLC.
     SECOND. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the registered agent at such address is The Corporation Trust Company.
     IN WITNESS WHEREOF, the undersigned has duly executed this Amended and Restated Certificate of Formation on behalf of the Company on July 26, 2002.

By:	/s/ Eva M. Kalawski
Eva M. Kalawski
Manager

AMENDED AND RESTATED CERTIFICATE OF FORMATION
OF
DNCP ACQUISITION, LLC
     DNCP ACQUISITION, LLC, a Delaware limited liability company (hereinafter called the “Company”), pursuant to Section 18-208 of the Delaware Limited Liability Company Act, DOES HEREBY CERTIFY:
     1. The date of filing of the original Certificate of Formation of the Company was December 13, 2001.
     2. The original name of the Company was “DNCP Acquisition, LLC.”
     3. The Certificate of Formation of the Company is hereby amended and restated to read in its entirety as follows:
     FIRST. The name of the limited liability company is DNCP ’ Solutions, LLC.
     SECOND. Its registered office in the State of Delaware is to be located at the Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and its registered agent at such address is The Corporation Trust Company.
     IN WITNESS WHEREOF, the undersigned has duly executed this Amended and Restated Certificate of Formation on behalf of the Company on January 22, 2002.

By:	/s/ Eva M. Kalawski
Eva M. Kalawski, its Manager

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:30 PM 01/22/2002
020041767 — 3468735

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:30 PM 12/13/2001
010642631 — 3468735
CERTIFICATE OF FORMATION
OF
DNCP ACQUISITION, LLC
     1. The name of the limited liability company is DNCP Acquisition, LLC.
     2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware 19801. The name of the registered agent at such address is The Corporation Trust Company.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of DNCP Acquisition, LLC this 13th day of December, 2001.

/s/ Eva M. Kalawski
Eva M. Kalawski
Authorized Person